UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

DODGE & COX FUNDS

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Transcript of Recorded Call to Shareholders

Hi—I am Dana Emery, CEO and President of Dodge & Cox.

The Dodge & Cox Funds will be holding a special meeting of shareholders on April 23, 2014 and proxy materials for the meeting are being mailed to all account holders.

In addition to electing Trustees, the meeting is to update, clarify, and make more uniform some of the fundamental restrictions of the Dodge & Cox Funds that we believe are outdated and unnecessary. These proposals are not expected to materially affect the way the Funds are managed.

Through active solicitation and follow-up mailings, a proxy can be a substantial expense to the Fund. We encourage you to help us limit this expense by casting your vote, which is very important.

We encourage you to read the proxy statement, then return your ballot by completing the proxy card, voting through our website at www.dodgeandcox.com/proxy, or by calling 1-800-966-8932. Instructions for casting your vote are also included in the proxy materials you will receive.

Thank you for investing in the Dodge & Cox Funds and for your continuing support.

Email Communication to Consultants

We are writing to inform you of the upcoming Special Meeting of Shareholders of the Dodge & Cox Funds on April 23, 2014. In connection with this Meeting, the Board of Trustees is soliciting proxies from shareholders to vote on a number of Proposals. As you may receive questions from your clients who are shareholders of the Dodge & Cox Funds, we wanted to make you aware of this upcoming vote and its purpose. We hope you can assist us by encouraging shareholders of the Dodge & Cox Funds to submit their proxy votes as soon as possible.

As outlined in the Proxy Statement, the Funds are holding this vote to elect members of the Funds’ Board of Trustees, as well as to amend or remove some of the fundamental investment restrictions of the Funds that we believe are outdated and unnecessary. Importantly, adoption of these Proposals is not expected to materially affect the way the Funds are managed. The Funds are holding this vote now because recent and upcoming retirements of several Trustees require a shareholder vote to comply with applicable law regarding the election of Trustees. The additional Proposals are being presented to shareholders at the same time to complete the process of modernizing certain of the Fund’s fundamental investment restrictions, supplementing amendments to other fundamental investment restrictions that shareholders approved in 2007.

In the upcoming days, shareholders of record (as of February 14, 2014) will receive a Proxy Statement and Proxy Card in the mail. The proposals are listed below and discussed in more detail in the Proxy Statement. More information is available at www.dodgeandcox.com/proxy.

Proposal 1: Elect Trustees to the Board of Trustees

Proposal 2: Remove each Fund’s fundamental investment restriction with respect to investing in any company for the purpose of exercising control or management.

Proposal 3: Remove each Fund’s fundamental investment restriction with respect to purchasing securities on margin and short selling.

Proposal 4: Remove each Fund’s fundamental investment restriction with respect to investments in securities that are illiquid and replace it with a uniform non-fundamental policy for all Funds.

Proposal 5: Remove the Dodge & Cox Income Fund’s fundamental investment restriction with respect to writing put or call options.

Proposal 6: Amend each Fund’s fundamental investment restriction with respect to underwriting securities of other issuers.

As you know, a shareholder vote can involve substantial expenses to each Fund and its shareholders given the active solicitation typically required. We would appreciate any assistance you can provide in encouraging your clients who are shareholders in one or more Dodge & Cox Funds to cast their votes without delay. Thank you in advance for your support, and we welcome any comments or questions.

Sincerely,

DODGE & COX FUNDS

Notice: Dodge & Cox uses link tracking to determine which links in this email message have been clicked by the recipient and assess the effectiveness of our outreach efforts.

Before investing in any Dodge & Cox Fund, you should carefully consider the Fund’s investment objectives, risks, and management fees and other expenses. This and other important information is contained in a Fund’s prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. Investments are not FDIC-insured, nor are they deposits of or guaranteed by any bank or other entity. To obtain a Fund’s prospectus and summary prospectus visit www.dodgeandcox.com or call 800-621-3979.

Dodge & Cox reserves the right to monitor all email communications through its network.

To adjust your email subscription or to add a colleague to this distribution list, please contact clientservicesgroup@dodgeandcox.com.

Dodge & Cox Funds proxy website

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Proxy Voting
TO OUR SHAREHOLDERS:
We recently mailed you proxy materials regarding a SPECIAL MEETING of Proxy Statement
SHAREHOLDERS of the Dodge & Cox Funds.
As discussed in more detail in the Proxy Statement, the purpose of this SPECIAL MEETING and the proxy proposals is to elect Trustees to the Funds’ Board of Trustees, and to amend or update certain fundamental investment restrictions of the Funds.
After careful consideration, the Board of Trustees has unanimously approved the proposals and recommends that shareholders vote “FOR” the proposals.
HOW TO VOTE YOUR PROXY
Your vote is very important to us regardless of the number of shares of the Funds you own.
BY INTERNET:
ENTER CONTROL NUMBER
BROKERAGE ACCOUNTS
Accounts held at Dodge & Cox
Accounts held through another financial institution
www.proxyvote.com
SUBMIT
BY PHONE:
Call toll-free 800-966-8932
BY MAIL:
Sign, date, and return the proxy card you recieved in the postage paid envelope.
ACCOUNT ACCESS
User ID LOGIN
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INVEST WITH US
Open an account in the Dodge & Cox Funds
RELATED DOCUMENTS
Prospectus
— Account Application
IRA Information Kit
— IRA Application
SAI
NEED MORE HELP?
Visit Investor Resources or call a Funds representative at: 1-800-621-3979

If you received proxy materials from a financial intermediary, such as a bank, brokerage firm, or retirement plan administrator, please refer to those materials for instructions on how to vote the proxy.
FAQS
What is Proxy Voting?
Mutual funds hold meetings of shareholders to elect Board Members, seek approval of changes to certain policies, or address other matters that require shareholder approval. As a shareholder of one or more of the Dodge & Cox Funds, you are entitled to vote on important matters that will be presented at a shareholder meeting of the Dodge & Cox Funds on April 23, 2014. You can attend the shareholder meeting in person to cast your votes, or you can cast your vote by proxy through the mail, over the telephone, or online. If you cast a proxy vote, you may still choose to attend the meeting.
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
Shareholders of record at the close of business on the “Record Date” are entitled to vote at the shareholder meeting. The Record Date for the upcoming meeting of the Dodge & Cox Funds was February 14, 2014. The Notice of Meeting, the proxy card, and the proxy statement will be mailed to shareholders who held shares as of that date.
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
The purpose of the shareholder vote is to elect members of the Board of Trustees and to update, clarify, and make more uniform the fundamental restrictions of the Dodge & Cox Funds. The adoption of the Proposals is not expected to materially affect the way the Funds are managed. Dodge & Cox and the Board do not propose or anticipate any material change in the management of the Funds as a result of the removal or amendment of the fundamental investment restrictions to be voted upon at the shareholder meeting. Any material changes to the management of the Funds in the future will require consideration by the Board of Trustees and disclosure in the relevant Fund’s prospectus or statement of additional information, as appropriate.
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
A fund is subject to specific investment restrictions that are considered to be “fundamental,” Certain investment policies and restrictions are required to be fundamental; others are not. A fundamental restriction may be changed only with shareholder approval. Certain fundamental restrictions that the Funds adopted in the past reflect conditions, practices, or regulatory requirements that no longer apply. Management of the Funds proposes to modernize the Funds’ fundamental investment restrictions by removing or amending fundamental investment restrictions that are no longer required and may be outdated, may unnecessarily restrict the flexibility of a Fund in pursuing its investment objectives and strategies, or may impose unnecessary burdens on the Fund. Making these modifications requires a shareholder vote.
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
U.S. securities laws require that at least a majority of the Board of Trustees of a U.S. mutual fund must have been elected by shareholders at any given time and also impose some restrictions on filling vacancies on the Board without an election. Board members of the Dodge & Cox Funds were last elected in 2005, and several of the elected Board members are retiring. One of the principal purposes of this shareholder meeting is to have shareholders to elect all current Board members who will continue to serve, as well as two new Board members whose nominations have been proposed by the Nominating and Governance Committees of the Board.
If the new board members are approved, 75% of the Trustees will be independent. Charles F. Pohl will be the Chairman of the Board and John B. Taylor will be the Lead Independent Trustee.
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
You received a separate proxy card for each of the Funds of which you were a shareholder on the Record Date of February 14, 2014.
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Current Interested Slate
Dana M. Emery
John A. Gunn
Kenneth E. Olivier
Proposed Interested Slate
Dana M. Emery
Charles F. Pohl
Current Independent Slate
Dale Crandall
Thomas A. Larsen
Ann Mather
Robert B. Morris
Gary Roughead
John B. Taylor
Proposed Independent Slate (75%)
Thomas A. Larsen
Ann Mather
Robert B. Morris
Gary Roughead
Mark E. Smith
John B. Taylor
Will resign from Board upon election of new Trustees
Will become Trustees upon their election
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
Charles F. Pohl, who currently serves as Chairman of Dodge & Cox, and Mark E. Smith have been nominated to the Board and will become Board Members upon their election by shareholders.
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
In broad terms, the board oversees the management and operations of the fund on behalf of the fund’s shareholders. Board members also have significant and specific responsibilities under the federal securities laws. Among other things, they oversee the operation of the fund, approve the fees paid to the investment adviser for its services, and oversee the fund’s compliance program. A trustee’s role is to provide oversight; not to be involved in day-to-day management.
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
The Investment Company Act of 1940 (1940 Act)—the primary federal law governing mutual funds and directors —imposes specific responsibilities on independent trustees and looks to them to monitor potential conflicts of interest between the fund and its adviser.
According to the Supreme Court, the independent trustees have “the primary responsibility” for looking after the interests of the fund’s shareholders and serve as “independent watchdogs” who “furnish an independent check” upon the management of the fund. The 1940 Act requires a certain percentage of each fund’s trustees to be independent.
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
A trustee must satisfy a number of specific requirements to be “independent” under U.S. securities laws. Among other things, an independent trustee cannot currently have, or at any time during the previous two years have had, a significant business relationship with the fund’s investment adviser or affiliates. An independent trustee also cannot own any stock of the investment adviser.
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
No. The management fees will be the same. Likewise, other expenses will not change because of any vote at the shareholder meeting.
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?

FAQS
What is Proxy Voting?
Who is entitled to vote?
What is the purpose of the Shareholder Vote and Proposals?
Why am I being asked to approve changes to the fundamental investment restrictions of the Funds?
Why am I voting for Board Members?
Why did I receive more than one Proxy Card?
Who are the current Board Members?
Who are the new Board nominees?
What is the role of a mutual fund’s board of trustees?
What is the role of the board’s independent trustees?
What makes a trustee “independent”?
Will any fees change if the Proposals are approved?
Has the Board approved the Proposals? How do the Trustees recommend that I vote on these Proposals?
Yes. At a Board meeting held on December 17, 2013, the Board unanimously approved and recommended that you vote FOR all the Proposals.

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Before investing in any Dodge & Cox Fund, you should carefully consider the Fund’s investment objectives, risks, and management fees and other expenses. This and other important information is contained in a Fund’s prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. Investments are not FDIC-insured, nor are they deposits of or guaranteed by any bank or any other entity. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability.
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